UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 6, 2005

Entegris, Inc.(1)

(Exact name of registrant as specified in its charter)

Delaware	000-30789	41-1941551
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lyman Boulevard, Chaska, MN	55318
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 952-556-3131

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(1)	The registrant is the successor issuer, within the meaning of Rule 12g-3 under the Securities Exchange Act of 1934, to Entegris, Inc., a Minnesota corporation, pursuant to the reincorporation merger of Entegris Minnesota with and into the registrant. The registrant is a former wholly owned subsidiary of Entegris Minnesota.

ITEM 2.01. COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

Effective August 6, 2005, and pursuant to the Agreement and Plan of Merger dated as of March 21, 2005 (the “Merger Agreement”) by and among Entegris, Inc., a Minnesota corporation (“Entegris Minnesota”), Mykrolis Corporation, a Delaware corporation (“Mykrolis”), and Eagle DE, Inc., a Delaware corporation and wholly owned subsidiary of Entegris Minnesota (“Entegris”), and pursuant to an Agreement and Plan of Merger dated as of March 21, 2005 (the “Reincorporation Merger Agreement”) by and between Entegris Minnesota and Entegris, Entegris Minnesota has merged with and into Entegris (the “Reincorporation Merger”), and Mykrolis has merged with and into Entegris (the “Merger” and together with the Reincorporation Merger, the “Mergers”). The Mergers are intended to qualify as tax-free reorganizations for U.S. federal income tax purposes.

As part of the Reincorporation Merger, the name of Entegris became “Entegris, Inc.” and each share of Entegris Minnesota common stock outstanding immediately prior to the Reincorporation Merger was automatically converted into one share of common stock of Entegris. In addition, at the effective time of the Reincorporation Merger, each outstanding option to purchase shares of Entegris Minnesota common stock and each outstanding restricted stock unit for Entegris Minnesota common stock became an option or restricted stock unit, as the case may be, for the same number of shares of Entegris common stock.

In connection with the Merger, each share of Mykrolis common stock outstanding immediately prior to the Merger was converted into the right to receive 1.39 shares of Entegris common stock (representing, in the aggregate, approximately 58,300,000 shares of Entegris common stock). In addition, at the effective time of the Merger, each outstanding option to purchase shares of Mykrolis common stock and each Mykrolis stock option plan was assumed by Entegris; each Mykrolis stock option now constitutes an option to acquire Entegris common stock, with appropriate adjustments in exercise prices and the number of shares subject to such option.

ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

(a) Resignation of Principal Officers and of Directors.

Effective as of the closing of the Mergers on August 6, 2005, James E. Dauwalter resigned as Chief Executive Officer of Entegris, Michael W. Wright resigned as Chief Operating Officer of Entegris, and each of James A. Bernards, Stan Geyer and Donald M. Sullivan resigned as directors of Entegris.

(c) Appointment of Principal Officers.

In accordance with the terms of the Merger Agreement, effective as of the closing of the Mergers on August 6, 2005, Gideon Argov was appointed as President and Chief Executive Officer of Entegris and Jean-Marc Pandraud was appointed Executive Vice President and Chief Operating Officer of Entegris. In addition, Entegris appointed the following executive officers: Bertrand Loy, Executive Vice President and Chief Administrative Officer, John Villas, Senior Vice President and Chief Financial Officer, Treasurer, Peter W. Walcott, Senior Vice President and General Counsel, Secretary, Gregory Graves, Senior Vice President of Strategic Planning and Business Development and John Goodman, Senior Vice President and Chief Technology and Innovation Officer. Information regarding the business experience of these executive officers, as well as a summary of the employment agreements between Mykrolis and certain of these executive officers (which employment agreements have been assumed by Entegris as part of the Merger), is set forth in the Joint Proxy Statement/Prospectus of Entegris included as part of Entegris’ Registration Statement on Form S-4, File No. 333-124719 (the “Registration Statement”), under the headings “Board of Directors and Management of Entegris Delaware Following the Merger” and “Interests of Certain Persons in the Merger – Mykrolis Executive Officers.” These sections of the Registration Statement are included in this Current Report as Exhibit 99.1. Information regarding Messrs. Argov, Pandraud, Loy, Villas, Walcott, Graves and Goodman included in such sections of the Registration Statement is incorporated herein by reference.

(d) Appointment of Directors.

The Merger Agreement provides that the Board of Directors post-Merger will initially consist of five directors designated by Mykrolis and five directors designated by Entegris, with an eleventh director to be potentially added at a later time. Effective as of the closing of the Mergers on August 6, 2005, each of Gideon Argov, Michael A. Bradley, Michael P.C. Carns, Daniel W. Christman and Thomas O. Pyle, each former directors of Mykrolis, were appointed as additional directors of Entegris. Each of James E. Dauwalter, Gary F. Klingl, Paul L.H. Olson, Roger D. McDaniel and Brian F. Sullivan are continuing as directors of Entegris. In addition, Mr. Dauwalter was appointed non-executive Chairman of the Board of Directors. Information about the five new directors, including their ages and business experience, is set forth in the Registration Statement under the heading “Board of Directors and Management of Entegris Delaware Following the Merger,” which information regarding such individuals is included in Exhibit 99.1 of this Current Report and is incorporated herein by reference.

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ITEM 5.03. AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

In connection with and as part of the Mergers, the certificate of incorporation and bylaws of Entegris have been amended and restated in their entirety to read as set forth in Exhibit 3.1 and Exhibit 3.3 to this Current Report. For a discussion of these charter documents and how they differ in significant respects from the charter documents of Entegris Minnesota and Mykrolis, see the discussion under the headings “Description of Entegris Delaware’s Capital Stock” and “Comparison of Rights of Stockholders” in the Registration Statement; except that the final certificate of incorporation and bylaws of Entegris do not contain any classified board provisions.

As previously disclosed, Entegris has entered into a Rights Agreement dated as of July 26, 2005 (the “Rights Agreement”) with Wells Fargo Bank, N.A., as Rights Agent. On August 26, 2005, and in connection with the declaration of the dividend of the Rights (as defined in the Rights Agreement) and Entegris’ entry into the Rights Agreement, the Board of Directors of Entegris established and fixed the rights and preferences of the Series A Junior Participating Preferred Capital Stock, $0.01 par value per share (the “Preferred Shares”), issuable under the Rights Agreement. The terms of the Preferred Shares became a part of Entegris’ certificate of incorporation when Entegris filed a Certificate of Designations containing the terms of the Preferred Shares with the Secretary of State of the State of Delaware on August 8, 2005.

The Preferred Shares will not be redeemable. Each Preferred Share will be entitled to a preferential quarterly dividend payment equal to the greater of (i) $1.00 per share or (ii) 100 times any dividends declared per share of common stock since the immediately preceding quarterly dividend payment date. In the event of any distribution to holders of common stock in connection with a liquidation of Entegris, each Preferred Share will be entitled to a preferential liquidation payment equal to the greater of (i) $1.00 per share or (ii) 100 times the aggregate amount to be distributed per share to holders of common stock. Each Preferred Share will have 100 votes on all matters submitted to a vote of the stockholders of Entegris. In the event of any consolidation, merger, combination or other similar transaction in which shares of common stock are exchanged for other stock or securities, money and/or other property, then each Preferred Share shall be similarly exchanged into an amount per share equal to 100 times the amount of property for which each share of common stock is exchanged. These rights are protected by customary antidilution provisions.

The Certificate of Designations, specifying the terms of the Preferred Shares, is filed as Exhibit 3.2 to this Current Report. The foregoing description of the Preferred Shares does not purport to be complete and is qualified in its entirety by reference to such Exhibit, which is incorporated herein by reference.

ITEM 8.01. OTHER EVENTS.

As a result of the Reincorporation Merger, Entegris is the successor issuer to Entegris Minnesota, pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). This Form 8-K is being filed by Entegris as the initial report of Entegris to the Securities and Exchange Commission (the “SEC”) and as notice that it is the successor issuer to Entegris Minnesota and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the SEC.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial Statements of Businesses Acquired.

Entegris intends to file the financial statements required by this Item by an amendment to this Current Report.

(b) Pro Forma Financial Information.

Entegris intends to file the financial information required by this Item by an amendment to this Current Report.

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(c)	Exhibits.

	Exhibit 2.1	Agreement and Plan of Merger, dated as of March 21, 2006, by and among Entegris, Inc., a Minnesota corporation, Mykrolis Corporation and Eagle DE, Inc. (Incorporated by reference to Exhibit 2.1 to the registrant’s Registration Statement on Form S-4, file no. 333-124719)

	Exhibit 2.2	Agreement and Plan of Merger, dated as of March 21, 2005, by and between Entegris, Inc., a Minnesota corporation, and Eagle DE, Inc. (Incorporated by reference to Exhibit 2.2 to the registrant’s Registration Statement on Form S-4, file no. 333-124719)

	Exhibit 3.1	Amended and Restated Certificate of Incorporation of Entegris, Inc., a Delaware corporation (formerly named “Eagle DE, Inc.”)

	Exhibit 3.2	Certificate of Designation of Series A Junior Participating Preferred Capital Stock

	Exhibit 3.3	Amended and Restated Bylaws of Entegris, Inc., a Delaware corporation (formerly named “Eagle DE, Inc.”)

	Exhibit 4.1	Rights Agreement, dated as of July 26, 2005, between Eagle DE, Inc. and Wells Fargo Bank, N.A., as Rights Agent (Incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K dated as of July 26, 2005)

	Exhibit 99.1	Sections titled “Interests of Certain Persons in the Merger – Mykrolis Executive Officers” and “Board of Directors and Management of Entegris Delaware Following the Merger” from the registrant’s Registration Statement on Form S-4, file no. 333-124719

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Entegris, Inc.

Date: August 8, 2005	/s/ Gideon Argov
Gideon Argov Chief Executive Officer

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Exhibit Index

Exhibit No.	Exhibit
Exhibit 2.1	Agreement and Plan of Merger, dated as of March 21, 2006, by and among Entegris, Inc., a Minnesota corporation, Mykrolis Corporation and Eagle DE, Inc. (Incorporated by reference to Exhibit 2.1 to the registrant’s Registration Statement on Form S-4, file no. 333-124719)

Exhibit 2.2	Agreement and Plan of Merger, dated as of March 21, 2005, by and between Entegris, Inc., a Minnesota corporation, and Eagle DE, Inc. (Incorporated by reference to Exhibit 2.2 to the registrant’s Registration Statement on Form S-4, file no. 333-124719)

Exhibit 3.1	Amended and Restated Certificate of Incorporation of Entegris, Inc., a Delaware corporation (formerly named “Eagle DE, Inc.”)

Exhibit 3.2	Certificate of Designation of Series A Junior Participating Preferred Capital Stock

Exhibit 3.3	Amended and Restated Bylaws of Entegris, Inc., a Delaware corporation (formerly named “Eagle DE, Inc.”)

Exhibit 4.1	Rights Agreement, dated as of July 26, 2005, between Eagle DE, Inc. and Wells Fargo Bank, N.A., as Rights Agent (Incorporated by reference to Exhibit 4.1 to the registrant’s Current Report on Form 8-K dated as of July 26, 2005)

Exhibit 99.1	Sections titled “Interests of Certain Persons in the Merger – Mykrolis Executive Officers” and “Board of Directors and Management of Entegris Delaware Following the Merger” from the registrant’s Registration Statement on Form S-4, file no. 333-124719